PROSPECTUS SUPPLEMENT

GLOBAL X FUNDS

SUPPLEMENT DATED APRIL 8, 2011

TO THE PROSPECTUS DATED MARCH 1, 2011 (THE “PROSPECTUS”)

GLOBAL X WASTE MANAGEMENT ETF

The following information supplements the information found in, and should be read in conjunction with, the Prospectus.

Effective April 13, 2011, the Global X Waste Management ETF (WSTE) will be available for purchase.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE